MERRILL LYNCH
LATIN AMERICA
FUND, INC.








FUND LOGO








Annual Report

November 30, 1996




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




















Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH LATIN AMERICA FUND, INC.


Asset Allocation*
As a Percentage of
Net Assets as of
November 30, 1996

A map illustrating the following percentages:

Mexico                 29.7%

Panama                  0.6%

Venezuela               2.7%

Colombia                1.9%

Peru                    5.5%

Brazil                 41.2%

Argentina              10.2%

Chile                   5.1%

[FN]
*Total may not equal 100% and does not include short-term securities.



DEAR SHAREHOLDER


During the three-month period ended November 30, 1996, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +0.63%, +0.32%, +0.32% and +0.55%, respectively. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--6 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Latin America Free Index rose 2.25% during the same period. Helping the Fund's performance were its investments in Venezuela, although this was offset by the weak performance of investments in Brazil and Mexico.

Investment Overview
Venezuela led the region's stock markets during the quarter ended November 30, 1996, rising close to 35%. The Fund's overweighted position in this market allowed it to benefit from this rise. This rally was the culmination of events that resulted in a 157% upsurge (in US dollar terms) over the past year. First, Venezuela's currency, the bolivar, was allowed to float more freely early this year. Second, the government announced various market opening measures, such as permitting foreign participation in oil exploration and production. Third, oil prices rose at the same time that Venezuelan oil production was running at historically high levels. Fourth, the long-awaited privatization program appeared imminent. Finally, investment capital flooded in and bolstered the currency. Investors turned extremely optimistic on the outlook for the Venezuelan market, viewing the past 12 months' performance as only the beginning of a dramatic turnaround.

Some of our Brazilian stock holdings declined during the quarter ended November 30, 1996, although the Brazilian stock market rose 4.8%. In part, this was caused by investors' disappointment with earnings reports including that of Telecomunicacoes Brasileiras S.A. (Telebras) and Companhia Cervejaria Brahma S.A., two of the Fund's largest holdings.

The Mexican stock market's decline of 2.1% (in US dollar terms) also negatively impacted the Fund's performance during the November quarter. The market declined as investors anticipated a correction of the peso at year-end, an event which has occurred in each of the past two years. This was aggravated by investors' nervousness relating to inflation, political rifts within the ruling party, and corporate earnings results which reflected a lack-luster economic recovery.

Fiscal Year in Review
During the fiscal year ended November 30, 1996, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +22.19%, +20.85%, +20.85% and +21.97%, respectively. The unmanaged Morgan Stanley Capital International Latin America Free Index rose 22.31% during the year.

The Fund's performance benefited from its investments in Mexico, where we maintained a large weighting throughout the year. In addition, several stocks in which the Fund held major positions performed very strongly over the 12-month period. These holdings included Apasco, S.A. de C.V., a highly efficient cement producer which reduced its costs during the Mexican crisis. Another holding was Grupo Carso Industrial S.A., a proxy for the Mexican economy, which increased revenues and maintained profit margins despite weakness in the economy, especially consumer spending. Hurting performance was the Fund's overweighted position in Peru, one of the worst performers during the 12-month period with a total return in US dollar terms of +5.92%.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our outlook and strategy with you in the upcoming quarters.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Grace Pineda)
Grace Pineda
Vice President and
Portfolio Manager


January 6, 1997



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (continued)


Total Return
Based on a $10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A and Class C Shares compared to growth of an investment in the Emerging Markets Free Latin America Index. Beginning and ending values are:

                                     10/21/94**        11/96

ML Latin America Fund, Inc.++--
Class A Shares*+++                    $ 9,475         $6,881

ML Latin America Fund, Inc.++--
Class C Shares*                       $10,000         $7,101

Emerging Markets Free Latin
America Index++++                     $10,000         $8,551


A line graph depicting the growth of an investment in the Fund's
Class B and Class D Shares compared to growth of an investment in the Emerging Latin Markets Free Latin America Index. Beginning and ending values are:

                                      9/27/91**        11/96

ML Latin America Fund, Inc.++--
Class B Shares*                       $10,000        $13,324

ML Latin America Fund, Inc.++--
Class D Shares*+++                    $ 9,475        $13,153

Emerging Markets Free Latin
America Index++++                     $10,000        $21,004

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Latin America Fund, Inc. invests primarily in Latin America equity and debt securities.
++++This unmanaged market capitalization-weighted Index by Morgan
    Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors.
 +++As a result of the implementation of the Merrill Lynch Select
    Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


    Past performance is not predictive of future performance.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +13.88%        + 7.90%
Inception (10/21/94) through 9/30/96      -15.00         -17.32

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                        +12.77%         +8.77%
Five Years Ended 9/30/96                  + 6.04          +6.04
Inception (9/27/91) through 9/30/96       + 6.03          +6.03

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                        +12.77%        +11.77%
Inception (10/21/94) through 9/30/96      -15.86         -15.86

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        +13.74%         +7.77%
Five Years Ended 9/30/96                  + 6.88          +5.73
Inception (9/27/91) through 9/30/96       + 6.87          +5.72

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Performance
Summary--
Class A Shares***
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*     % Change**
10/21/94--12/31/94        $18.22      $13.67              $0.396                $0.118           -22.63%
1995                       13.67       10.41                --                    --             -23.85
1/1/96--11/30/96           10.41       12.83                --                    --             +23.25
                                                          ------                ------
                                                    Total $0.396          Total $0.118

                                                         Cumulative total return as of 11/30/96: -27.39%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Performance
Summary--
Class B Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*     % Change**
9/27/91--12/31/91         $10.00      $10.32                --                  $0.098           + 4.22%
1992                       10.32       10.22                --                   0.227           + 1.34
1993                       10.22       16.61                --                   0.048           +63.05
1994                       16.61       13.55              $0.396                 0.118           -15.86
1995                       13.55       10.21                --                    --             -24.65
1/1/96--11/30/96           10.21       12.46                --                    --             +22.04
                                                          ------                ------
                                                    Total $0.396          Total $0.491

                                                         Cumulative total return as of 11/30/96: +33.24%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class C Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*     % Change**
10/21/94--12/31/94        $18.10      $13.55              $0.396                $0.118           -22.78%
1995                       13.55       10.21                --                    --             -24.65
1/1/96--11/30/96           10.21       12.46                --                    --             +22.04
                                                          ------                ------
                                                    Total $0.396          Total $0.118

                                                         Cumulative total return as of 11/30/96: -28.99%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares***
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*     % Change**
9/27/91--12/31/91         $10.00      $10.31                --                  $0.125           + 4.40%
1992                       10.31       10.19                --                   0.326           + 2.15
1993                       10.19       16.62                --                   0.108           +64.27
1994                       16.62       13.66              $0.396                 0.118           -15.24
1995                       13.66       10.38                --                    --             -24.01
1/1/96--11/30/96           10.38       12.77                --                    --             +23.03
                                                          ------                ------
                                                    Total $0.396          Total $0.677

                                                         Cumulative total return as of 11/30/96: +38.81%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Recent
Performance
Results*
                                                                                   12 Month     3 Month
                                                 11/30/96    8/31/96   11/30/95    % Change     % Change
Class A Shares                                    $12.83     $12.75     $10.50      +22.19%       +0.63%
Class B Shares                                     12.46      12.42      10.31      +20.85        +0.32
Class C Shares                                     12.46      12.42      10.31      +20.85        +0.32
Class D Shares                                     12.77      12.70      10.47      +21.97        +0.55
Class A Shares-Total Return                                                         +22.19        +0.63
Class B Shares-Total Return                                                         +20.85        +0.32
Class C Shares-Total Return                                                         +20.85        +0.32
Class D Shares-Total Return                                                         +21.97        +0.55

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.


CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                         (in US dollars)

                                  Shares Held/                                                              Value    Percent of
COUNTRY      Industries           Face Amount        Long-Term Investments                 Cost           (Note 1a)  Net Assets
Argentina    Banking                 82,847   Banco de Galicia y Buenos Aires
                                                S.A. (ADR)(1)                          $  1,010,375      $ 1,832,990    0.3%
                                    208,075   Banco Frances del Rio de la Plata
                                                S.A. (ADR)(1)                             4,784,517        6,294,269    0.9
                                                                                       ------------     ------------  ------
                                                                                          5,794,892        8,127,259    1.2

             Beverages &            637,000   Quilmes Industrial S.A.                     6,688,500        6,608,875    0.9
             Tobacco

             Foreign         ARS 20,139,000   Republic of Argentina, Floating
             Government                         Rate Bond, 6.625% due 3/31/2005
             Obligations                        (4) (5)                                  15,591,823       17,396,068    2.5

             Merchandising          563,144   Grimoldi S.A. (Class B)                     3,318,672        2,366,222    0.3

             Multi-Industry       3,500,533   Compania Naviera Perez Companc
                                                S.A.C.F.I.M.F.A.                         16,362,581       23,813,864    3.4

             Real Estate          1,166,915   Inversiones y Representaciones
                                                S.A. (IRSA)                               3,126,377        3,595,644    0.5
                                    134,981   Inversiones y Representaciones S.A.
                                                (IRSA)(GDR)(2)                            3,742,358        4,184,411    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,868,735        7,780,055    1.1

             Telecommunications     159,300   Telefonica de Argentina S.A.
                                                (ADR)(1)                                  4,992,344        4,062,150    0.6
                                    525,000   Telefonica de Argentina S.A.
                                                (Class B)                                 1,497,352        1,339,326    0.2
                                                                                       ------------     ------------  ------
                                                                                          6,489,696        5,401,476    0.8

                                              Total Long-Term Investments in
                                              Argentina                                  61,114,899       71,493,819   10.2

Brazil       Automobiles            293,900 ++Companhia Fabricadora de Pecas
                                                S.A.(COFAP)(Preferred)                    2,450,495        2,404,352    0.3

             Banking          2,278,270,217   Banco Bradesco S.A. (Preferred)            13,024,887       16,542,768    2.4
                                 31,410,050   Banco Itau S.A. (Preferred)                 6,757,023       12,407,107    1.8
                                364,129,908   Banco Nacional S.A. PN (Preferred)          9,903,203              352    0.0
                                                                                       ------------     ------------  ------
                                                                                         29,685,113       28,950,227    4.2

             Beverages &         61,552,159   Companhia Cervejaria Brahma S.A.
             Tobacco                            PN (Preferred)                           19,377,805       36,321,077    5.2

             Diversified          1,106,400   Souza Cruz S.A.                             8,336,307        6,309,126    0.9

             Energy Sources     111,520,000   Petroleo Brasileiro S.A.
                                                (Preferred)                              13,542,832       15,276,372    2.2

             Machinery &          8,304,000 ++Iochpe-Maxion S.A. (Ordinary)               3,421,870          924,543    0.1
             Engineering          9,273,000   Weg Exportadora S.A. (Preferred)            5,597,682        4,399,042    0.6
                                                                                       ------------     ------------  ------
                                                                                          9,019,552        5,323,585    0.7


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                             (in US dollars)
                                   Shares                                                                  Value    Percent of
COUNTRY      Industries             Held             Long-Term Investments                 Cost          (Note 1a)  Net Assets
Brazil       Metals & Steel     729,397,000   Companhia Siderurgica de Tubarao
(concluded)                                     S.A. 'B' (Preferred)                   $ 11,553,259     $ 10,733,696    1.5%
                                477,009,000   Companhia Siderurgica Nacional
                                                S.A.--CSN                                13,431,428       13,023,191    1.9
                                  1,104,720   Companhia Vale do Rio Doce S.A.
                                                (Preferred)                              23,025,915       23,198,157    3.3
                             15,881,741,007   Usinas Siderurgicas de Minas Gerais
                                                --Usiminas S.A. (Preferred)              16,976,532       15,683,394    2.2
                                                                                       ------------     ------------  ------
                                                                                         64,987,134       62,638,438    8.9

             Telecommuni-           172,000   Multicanal Participacoes S.A.
             cations                            (ADR)(1)                                  2,408,000        2,408,000    0.3
                                    268,885   Telecomunicacoes Brasileiras S.A.
                                                --Telebras (ADR)(1)                      14,220,231       20,368,039    2.9
                                136,517,454   Telecomunicacoes Brasileiras S.A.
                                                --Telebras (Ordinary)                     7,929,737        8,802,461    1.3
                                198,590,596   Telecomunicacoes Brasileiras S.A.
                                                --Telebras (Preferred)                    8,915,759       15,054,355    2.1
                                 99,937,288   Telecomunicacoes de Minejeros S.A.
                                                --TELEMIG (Class B)(Preferred)            7,132,438       11,173,161    1.6
                                  3,265,379 ++Telecomunicacoes de Sao Paulo S.A.
                                                --TELESP                                    524,948          576,950    0.1
                                                                                       ------------     ------------  ------
                                                                                         41,131,113       58,382,966    8.3

             Textiles &          58,702,363   Companhia de Tecidos Norte de Minas
             Apparel                            S.A. (Preferred)                         20,107,723       20,175,563    2.9

             Utilities               80,800 ++Centrais Eletricas de Santa
                                                Catarina S.A. (CELESC)(ADR)(1)++++        6,499,552        6,595,300    0.9
                                  2,267,199   Centrais Eletricas de Santa Catarina
                                                S.A. (CELESC) 'B' (Preferred)               662,053        1,865,736    0.3
                                     76,000   Companhia Energetica de Minas Gerais
                                                S.A. (CEMIG) (ADR)(1)++++                 1,628,295        2,356,000    0.3
                                     28,470   Companhia Energetica de Minas Gerais
                                                S.A. (CEMIG) (ADR)(1)                       638,750          882,570    0.1
                                403,000,000   Companhia Energetica de Minas Gerais
                                                S.A. (CEMIG)(Preferred)                  10,590,238       12,797,367    1.8
                                173,020,000 ++Companhia Paulista de Forca e
                                                Luz S.A.                                 10,106,226       17,270,173    2.5
                                    198,000 ++Globex Utilidades S.A. (Preferred)          3,579,246        3,412,141    0.5
                                 44,397,251 ++Light Participacoes S.A.                    5,144,362        8,343,021    1.2
                                                                                       ------------     ------------  ------
                                                                                         38,848,722       53,522,308    7.6

                                              Total Long-Term Investments in
                                              Brazil                                    247,486,796      289,304,014   41.2

Chile        Closed-End Funds       229,968   The Chile Fund, Inc.                        5,993,326        5,145,534    0.7

             Merchandising          528,846   Santa Isabel S.A.                             430,047          886,229    0.1
                                    521,716   Santa Isabel S.A. (ADR)(1)                 14,267,791       13,108,115    1.9
                                                                                       ------------     ------------  ------
                                                                                         14,697,838       13,994,344    2.0

             Multi-Industry         138,650   Cristalerias de Chile S.A. (ADR)(1)         3,035,094        2,686,344    0.4

             Publishing           1,675,421   Editorial Lord Cochrane S.A.                  783,815          334,527    0.0

             Telecommuni-            21,742   Compania de Telecomunicaciones de
             cations                            Chile S.A. (ADR)(1)                       1,846,746        2,068,208    0.3
                                     98,732   Empresa Nacional de Telecomunicaciones
                                                S.A. (ENTEL)                                677,828          844,866    0.1
                                                                                       ------------     ------------  ------
                                                                                          2,524,574        2,913,074    0.4

             Utilities               35,000   Distribuidora Chilectra Metropolitana
                                                S.A. (ADR)(1)++++                         1,473,750        1,890,000    0.3
                                  3,724,465   Empresa Nacional de Electricidad S.A.
                                                (ENDESA)                                  2,032,168        2,022,915    0.3
                                  2,057,425   Enersis S.A.                                  930,264        1,134,591    0.2
                                    190,300   Enersis S.A. (ADR)(1)                       4,797,095        5,375,975    0.8
                                                                                       ------------     ------------  ------
                                                                                          9,233,277       10,423,481    1.6

                                              Total Long-Term Investments in Chile       36,267,924       35,497,304    5.1

Colombia     Banking              1,431,252   Banco de Bogota S.A.                        7,327,647        8,493,735    1.2
                                     26,951   Banco Industrial Colombiano S.A.               98,851           93,524    0.0
                                                                                       ------------     ------------  ------
                                                                                          7,426,498        8,587,259    1.2

             Beverages & Tobacco    587,154   La Compania Cervecera Bavaria S.A.          3,401,356        2,356,435    0.3

             Building Materials      90,000   Cementos Diamante S.A.                        590,537          383,015    0.1

             Merchandising        1,428,814   Gran Cadena de Almacenes Colombianos
                                                S.A. (CADENALCO)                          4,043,019        1,279,076    0.2
                                     35,000   Gran Cadena de Almacenes Colombianos
                                                S.A. (CADENALCO)(ADR)(1)++++                611,250          420,000    0.1
                                                                                       ------------     ------------  ------
                                                                                          4,654,269        1,699,076    0.3

                                              Total Long-Term Investments in
                                              Colombia                                   16,072,660       13,025,785    1.9

Mexico       Banking              1,730,143   Grupo Financiero Banamex-Accival,
                                                S.A. de C.V. (Banacci)                    3,675,406        3,121,008    0.4
                                  9,584,000 ++Grupo Financiero Bancomer, S.A. de
                                                C.V. 'B' (Ordinary)                       2,626,470        3,860,796    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,301,876        6,981,804    1.0

             Beverages              641,660   Panamerican Beverages Inc. (Class A)       20,478,455       29,997,605    4.3

             Beverages & Tobacco  2,419,000   Fomento Economico Mexicano, S.A. de
                                                C.V. (Femsa) (ADR)(1)++++                 7,091,035        8,176,220    1.2
                                  1,679,000   Fomento Economico Mexicano, S.A. de
                                                C.V. (Femsa) (Ordinary) 'B'               4,255,011        5,742,716    0.8
                                                                                       ------------     ------------  ------
                                                                                         11,346,046       13,918,936    2.0

             Building Materials   3,763,000   Apasco, S.A. de C.V. 'A'                   12,906,646       24,930,948    3.6
                                  2,318,000   Cementos Mexicanos, S.A. de C.V. 'B'
                                                (Cemex)                                   9,544,015        8,412,807    1.2
                                    901,000   Cementos Mexicanos, S.A. de C.V. 'B'
                                                (Cemex) (ADR)(1)                          7,864,424        6,419,625    0.9
                                                                                       ------------     ------------  ------
                                                                                         30,315,085       39,763,380    5.7

             Chemicals              193,700   Desc, S.A. de C.V. (ADR)(1)                 4,125,948        4,188,763    0.6

             Distribution           404,000   Grupo Casa Autrey, S.A. de C.V.
                                                (ADR)(1)                                  8,544,799        7,827,500    1.1


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                             (in US dollars)
                                    Shares                                                                 Value    Percent of
COUNTRY      Industries              Held            Long-Term Investments                 Cost          (Note 1a)  Net Assets
Mexico       Financial Services     651,900 ++Banca Quadrum, S.A. de C.V. (ADR)(1)     $ 10,545,780     $  2,689,087    0.4%
(concluded)                         248,539   Grupo Financiero Inbursa, S.A. de
                                                C.V. 'B'                                    889,303          790,262    0.1
                                      6,107   Grupo Financiero Inbursa, S.A. de
                                                C.V. 'B' (ADR)(1)                           106,089           94,659    0.0
                                                                                       ------------     ------------  ------
                                                                                         11,541,172        3,574,008    0.5

             Health & Personal    1,765,450   Kimberly-Clark de Mexico, S.A. de
             Care                             C.V. 'A'                                   17,975,852       34,262,344    4.9

             Merchandising       11,565,950 ++Cifra, S.A. de C.V. 'C'                    14,127,154       15,911,606    2.3
                                    250,000 ++Cifra, S.A. de C.V. 'C' (ADR)(1)              338,325          332,500    0.0
                                    291,160 ++Sears Roebuck de Mexico, S.A. de
                                                C.V. 'B' (ADR)(1)++++                     7,681,175          909,875    0.1
                                                                                       ------------     ------------  ------
                                                                                         22,146,654       17,153,981    2.4

             Multi-Industry          88,704   Grupo Carso, S.A. de C.V. 'A' (ADR)(1)        983,267          887,040    0.1
                                  6,123,125   Grupo Carso, S.A. de C.V. 'A1'             49,270,574       31,298,213    4.5
                                                                                       ------------     ------------  ------
                                                                                         50,253,841       32,185,253    4.6

             Telecommunications   4,054,625 ++Carso Global Telecom, S.A. de
                                                C.V. 'A1'                                10,684,124        9,245,408    1.3
                                     88,704 ++Carso Global Telecom, S.A. de C.V.
                                                (ADR)(1)                                    421,344          388,080    0.1
                                    243,900 ++Grupo Televisa, S.A. de C.V. (GDS)(3)       6,819,405        6,646,275    0.9
                                     64,200   Telefonos de Mexico, S.A. de C.V.
                                                (ADR)(1)                                  1,979,289        1,950,075    0.3
                                                                                       ------------     ------------  ------
                                                                                         19,904,162       18,229,838    2.6

                                              Total Long-Term Investments in Mexico     202,933,890      208,083,412   29.7

Panama       Banking                 80,000   Banco Latinoamericano de Exportaciones
                                                S.A. ('BLADEX') 'E'                       1,992,245        3,910,000    0.6

                                              Total Long-Term Investments in Panama       1,992,245        3,910,000    0.6

Peru         Financial Services     377,872   Credicorp Ltd. S.A.                         6,665,789        6,518,292    0.9

             Food & Household     2,885,636 ++Consorcio Alimentos Fabril
             Products                         Pacifico S.A.                               5,303,100        3,965,934    0.6

             Metals--Non-Ferrous    323,000   Compania de Minas Buenaventura S.A.         5,248,750        5,289,125    0.8
                                    376,305   Minsur Sociedad Limitada S.A.
                                                (T Shares)                                2,555,655        3,175,938    0.4
                                                                                       ------------     ------------  ------
                                                                                          7,804,405        8,465,063    1.2

             Telecommunications     503,000   Telefonica del Peru S.A.                   10,776,265        9,745,625    1.4
                                  5,042,339   Telefonica del Peru S.A. (B Shares)         9,849,127        9,877,753    1.4
                                                                                       ------------     ------------  ------
                                                                                         20,625,392       19,623,378    2.8

                                              Total Long-Term Investments in Peru        40,398,686       38,572,667    5.5

Venezuela    Building Materials     593,722   Venezolana de Cementos S.A.C.A.
                                                (Vencemos)                                  830,945        1,610,688    0.2

             Food & Household    15,456,370   Mavesa S.A.                                 2,587,936        4,812,003    0.7
             Products

             Metals & Steel       4,640,166   Siderurgica Venezolana Sivensa,
                                                S.A.I.C.A.--S.A.C.A.                      2,203,931        3,312,438    0.5
                                     84,367   Siderurgica Venezolana Sivensa,
                                                S.A.I.C.A.--S.A.C.A. (ADR)(1)++++            22,256          269,974    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,226,187        3,582,412    0.5

             Utilities            8,194,775   C.A. La Electricidad de Caracas
                                                S.A.I.C.A.--S.A.C.A.                      9,054,040        9,288,372    1.3

                                              Total Long-Term Investments in
                                              Venezuela                                  14,699,108       19,293,475    2.7

                                              Total Long-Term Investments in
                                              Latin America                             620,966,208      679,180,476   96.9

                                      Face
                                     Amount       Short-Term Investments

             Commercial       US$ 1,472,000   General Electric Capital Corp.,
             Paper*                           5.70% due 12/02/1996                        1,471,534        1,471,534    0.2

                                              Total Short-Term Investments                1,471,534        1,471,534    0.2

             Total Investments                                                         $622,437,742      680,652,010   97.1
                                                                                       ============
             Other Assets Less Liabilities                                                                20,597,899    2.9
                                                                                                        ------------  ------
             Net Assets                                                                                 $701,249,909  100.0%
                                                                                                        ============  ======

            *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
          (1)American Depositary Receipts (ADR).
          (2)Global Depositary Receipts (GDR).
          (3)Global Despositary Shares (GDS).
          (4)The interest rate is subject to change periodically based on the change in the LIBOR (London Interbank Offered Rate). The interest rate shownis the rate in effect as of November 30, 1996.
           ++Non-income producing security.
          (5)The risk associated with Brady Bonds is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
         ++++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $20,617,000, representing 2.9% of net assets.

                                                            Acquisition                              Value
             Issue                                             Date(s)                Cost         (Note 1a)
             Centrais Eletricas de Santa Catarina S.A.
               (CELESC) (ADR)                                  9/25/1996          $ 6,499,552    $ 6,595,300
             Companhia Energetica de Minas Gerais
               S.A. (CEMIG) (ADR)                        7/20/1995--8/01/1995       1,628,295      2,356,000
             Distribuidora Chilectra Metropolitana
               S.A. (ADR)                               10/24/1995--10/26/1995      1,473,750      1,890,000
             Fomento Economico Mexicano, S.A.
               de C.V. (Femsa) (ADR)                     8/04/1995--9/04/1996       7,091,035      8,176,220
             Gran Cadena de Almacenes Colombianos
               S.A. (CADENALCO) (ADR)                          2/14/1995              611,250        420,000
             Sears Roebuck de Mexico, S.A. de C.V.
               'B' (ADR)                                 8/23/1994--9/03/1994       7,681,175        909,875
             Siderurgica Venezolana Sivensa,
               S.A.I.C.A.--S.A.C.A. (ADR)                      8/05/1996               22,256        269,974

             Total                                                                $25,007,313    $20,617,369
                                                                                  ===========    ===========



CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$622,437,742) (Note 1a)                        $ 680,652,010
                    Foreign cash (Note 1b)                                                                    23,265,619
                    Receivables:
                      Dividends                                                           $     620,626
                      Capital shares sold                                                       372,784
                      Interest                                                                  226,074        1,219,484
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                          59,915
                                                                                                           -------------
                    Total assets                                                                             705,197,028
                                                                                                           -------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 2,019,591
                      Investment adviser (Note 2)                                               566,859
                      Distributor (Note 2)                                                      461,729        3,048,179
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       898,940
                                                                                                           -------------
                    Total liabilities                                                                          3,947,119
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 701,249,909
                                                                                                           =============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                             $     361,426
                    Class B Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 4,163,353
                    Class C Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   186,050
                    Class D Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   883,883
                    Paid-in capital in excess of par                                                         884,257,152
                    Undistributed investment income--net                                                      17,612,088
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                     (263,705,203)
                    Accumulated distributions in excess of realized capital gains--
                    net (Note 1g)                                                                               (601,566)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         58,092,726
                                                                                                           -------------
                    Net assets                                                                             $ 701,249,909
                                                                                                           =============

Net Asset           Class A--Based on net assets of $46,369,262 and 3,614,256
Value:                       shares outstanding                                                            $       12.83
                                                                                                           =============
                    Class B--Based on net assets of $518,864,442 and 41,633,526
                             shares outstanding                                                            $       12.46
                                                                                                           =============
                    Class C--Based on net assets of $23,183,190 and 1,860,500
                             shares outstanding                                                            $       12.46
                                                                                                           =============
                    Class D--Based on net assets of $112,833,015 and 8,838,830
                             shares outstanding                                                            $       12.77
                                                                                                           =============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1996
Investment Income   Dividends (net of $1,861,171 foreign withholding tax)                                  $  32,823,997
(Notes 1d & 1e):    Interest and discount earned                                                               4,348,169
                                                                                                           -------------
                    Total income                                                                              37,172,166
                                                                                                           -------------

Expenses:           Investment advisory fees (Note 2)                                                          7,092,959
                    Account maintenance and distribution fees--Class B (Note 2)                                5,360,673
                    Transfer agent fees--Class B (Note 2)                                                      1,503,999
                    Custodian fees                                                                             1,334,120
                    Account maintenance fees--Class D (Note 2)                                                   283,093
                    Transfer agent fees--Class D (Note 2)                                                        260,412
                    Account maintenance and distribution fees--Class C (Note 2)                                  207,045
                    Printing and shareholder reports                                                             143,934
                    Accounting services (Note 2)                                                                 128,292
                    Registration fees (Note 1f)                                                                  103,001
                    Professional fees                                                                             93,357
                    Transfer agent fees--Class A (Note 2)                                                         88,172
                    Transfer agent fees--Class C (Note 2)                                                         59,633
                    Directors' fees and expenses                                                                  37,812
                    Amortization of organization expenses (Note 1f)                                               19,390
                    Pricing fees                                                                                   3,984
                    Other                                                                                         36,438
                                                                                                           -------------
                    Total expenses                                                                            16,756,314
                                                                                                           -------------
                    Investment income--net                                                                    20,415,852
                                                                                                           -------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                    $ (75,788,697)
(Loss) on             Foreign currency transactions--net                                     (2,146,815)     (77,935,512)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      189,206,722
(Notes 1b, 1c,        Foreign currency transactions--net                                        305,030      189,511,752
1e & 3):                                                                                  -------------    -------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    111,576,240
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $ 131,992,092
                                                                                                           =============

                    See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended November 30,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                $  20,415,852    $   4,492,110
                    Realized loss on investments and foreign currency transactions
                    --net                                                                   (77,935,512)    (207,424,067)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  189,511,752     (238,787,654)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations         131,992,092     (441,719,611)
                                                                                          -------------    -------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                        --         (313,934)
(Note 1g):            Class B                                                                        --      (27,341,609)
                      Class C                                                                        --         (170,047)
                      Class D                                                                        --       (5,914,915)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --           (5,597)
                      Class B                                                                        --         (487,479)
                      Class C                                                                        --           (3,032)
                      Class D                                                                        --         (105,458)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                                     --      (34,342,071)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (82,303,224)     (29,924,043)
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                  49,688,868     (505,985,725)
                    Beginning of year                                                       651,561,041    1,157,546,766
                                                                                          -------------    -------------
                    End of year*                                                          $ 701,249,909    $ 651,561,041
                                                                                          =============    =============

                   *Undistributed investment income--net (Note 1i)                        $  17,612,088               --
                                                                                          =============    =============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED FINANCIAL HIGHLIGHTS
                                                                                                  Class A++++

                                                                                                                For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                   Oct. 21,
                    from information provided in the financial statements.             For the Year            1994++ to
                                                                                    Ended November 30,          Nov. 30,
                    Increase (Decrease) in Net Asset Value:                        1996           1995            1994
Per Share           Net asset value, beginning of period                         $  10.50       $  17.37        $  18.22
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .46            .16              --
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                           1.87          (6.52)           (.85)
                                                                                 --------       --------        --------
                    Total from investment operations                                 2.33          (6.36)           (.85)
                                                                                 --------       --------        --------
                    Less distributions:
                      Realized gain on investments--net                                --           (.50)             --
                      In excess of realized gain on investments--net                   --           (.01)             --
                                                                                 --------       --------        --------
                    Total distributions                                                --           (.51)             --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  12.83       $  10.50        $  17.37
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                             22.19%        (37.66%)         (4.67%)+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                        1.48%          1.66%           1.85%*
Net Assets:                                                                      ========       ========        ========
                    Investment income (loss)--net                                   3.74%          1.40%           (.20%)*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $ 46,369       $ 26,034        $ 10,350
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             66.14%         54.86%          30.15%
                                                                                 ========       ========        ========
                    Average commission rate paid++++++                           $  .0001             --              --
                                                                                 ========       ========        ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data and ratios have                          Class B
                    been derived from information provided in the
                    financial statements.
                                                                               For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:            1996++++   1995++++  1994++++   1993       1992
Per Share           Net asset value, beginning of year                $  10.31   $  17.24  $  14.39  $   9.83   $   9.80
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .32        .05      (.09)      .10        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 1.83      (6.47)     2.99      4.68        .05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.15      (6.42)     2.90      4.78        .13
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.05)     (.13)      (.10)
                      Realized gain on investments--net                     --       (.50)       --      (.09)        --+++++
                      In excess of realized gain on investments
                      --net                                                 --       (.01)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.51)     (.05)     (.22)      (.10)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  12.46   $  10.31  $  17.24  $  14.39   $   9.83
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  20.85%    (38.32%)   20.19%    49.80%      1.30%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.54%      2.71%     2.51%     2.59%      2.65%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        2.69%       .43%     (.54%)    1.09%      1.30%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $518,865   $505,038  $937,221  $305,301   $126,344
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  66.14%     54.86%    30.15%    24.74%     36.50%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0001         --        --        --         --
                                                                      ========   ========  ========  ========   ========


                                                                                                  Class C++++

                                                                                                                For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                   Oct. 21,
                    from information provided in the financial statements.             For the Year            1994++ to
                                                                                    Ended November 30,          Nov. 30,
                    Increase (Decrease) in Net Asset Value:                        1996           1995            1994
Per Share           Net asset value, beginning of period                         $  10.31       $  17.24        $  18.10
Operating                                                                        --------       --------        --------
Performance:        Investment income (loss)--net                                     .32            .03            (.02)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                           1.83          (6.45)           (.84)
                                                                                 --------       --------        --------
                    Total from investment operations                                 2.15          (6.42)           (.86)
                                                                                 --------       --------        --------
                    Less distributions:
                      Realized gain on investments--net                                --           (.50)             --
                      In excess of realized gain on investments--net                   --           (.01)             --
                    Total distributions                                                --           (.51)             --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  12.46       $  10.31        $  17.24
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                             20.85%        (38.32%)         (4.75%)+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                        2.54%          2.72%           2.93%*
Net Assets:                                                                      ========       ========        ========
                    Investment income (loss)--net                                   2.68%           .30%          (1.22%)*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $ 23,183       $ 14,659        $  5,069
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             66.14%         54.86%          30.15%
                                                                                 ========       ========        ========
                    Average commission rate paid++++++                           $  .0001             --              --
                                                                                 ========       ========        ========



                    The following per share data and ratios have                          Class D
                    been derived from information provided in the
                    financial statements.
                                                                               For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:            1996++++   1995++++  1994++++   1993       1992
Per Share           Net asset value, beginning of year                $  10.47   $  17.37  $  14.45  $   9.90   $   9.81
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .42        .14       .03       .18        .15
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 1.88      (6.53)     3.00      4.69        .06
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.30      (6.39)     3.03      4.87        .21
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.11)     (.23)      (.12)
                      Realized gain on investments--net                     --       (.50)       --      (.09)        --+++++
                      In excess of realized gain on investments--net        --       (.01)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.51)     (.11)     (.32)      (.12)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  12.77   $  10.47  $  17.37  $  14.45   $   9.90
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  21.97%    (37.84%)   21.07%    50.86%      2.19%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.74%      1.91%     1.73%     1.83%      1.89%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               3.47%      1.18%      .23%     1.83%      2.18%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $112,833   $105,830  $204,907  $ 75,085   $ 30,685
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  66.14%     54.86%    30.15%    24.74%     36.50%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0001         --        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Consolidated Financial Statements.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,138,389 has been reclassified between undistributed net investment income and accumulated net realized capital losses and $334,625 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                               $   189       $  2,334
Class D                               $15,673       $183,545

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


For the year ended November 30, 1996, MLPF&S received contingent deferred sales charges of $1,557,160 and $17,371 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $173,055 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996 were $445,114,153 and $482,277,663, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:


                                    Realized      Unrealized
                                     Losses     Gains (Losses)

Long-term investments            $(75,788,697)  $ 58,214,268
Foreign currency transactions      (2,146,815)      (121,542)
                                 ------------   ------------
Total                            $(77,935,512)  $ 58,092,726
                                 ============   ============


As of November 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $56,003,055, of which $124,772,466 related to appreciated securities and $68,769,411 related to depreciated securities. At November 30, 1996, the aggregate cost of investments for Federal income tax purposes was $624,648,955.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $82,303,224 and $29,924,043 for the years ended November 30, 1996 and November 30, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for theYear                          Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         2,334,477   $ 27,998,108
Shares redeemed                    (1,199,157)   (14,535,235)
                                 ------------   ------------
Net increase                        1,135,320   $ 13,462,873
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         3,438,542   $ 37,843,792
Shares issued to shareholders in
reinvestment of distributions          18,463        304,264
                                 ------------   ------------
Total issued                        3,457,005     38,148,056
Shares redeemed                    (1,573,862)   (16,786,743)
                                 ------------   ------------
Net increase                        1,883,143   $ 21,361,313
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                        10,055,825   $115,213,232
Automatic conversion of shares       (137,908)    (1,581,919)
Shares redeemed                   (17,283,572)  (199,308,905)
                                 ------------   ------------
Net decrease                       (7,365,655)  $(85,677,592)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                        18,702,609   $208,392,855
Shares issued to shareholders in
reinvestment of distributions       1,527,757     24,963,542
                                 ------------   ------------
Total issued                       20,230,366    233,356,397
Automatic conversion of shares       (381,355)    (4,102,038)
Shares redeemed                   (25,227,391)  (278,539,083)
                                 ------------   ------------
Net decrease                       (5,378,380)  $(49,284,724)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,248,519   $ 14,588,140
Shares redeemed                      (810,190)    (9,591,529)
                                 ------------   ------------
Net increase                          438,329   $  4,996,611
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         1,762,120   $ 19,860,125
Shares issued to shareholders in
reinvestment of distributions           9,124        149,092
                                 ------------   ------------
Total issued                        1,771,244     20,009,217
Shares redeemed                      (643,180)    (6,956,487)
                                 ------------   ------------
Net increase                        1,128,064   $ 13,052,730
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         5,255,871   $ 59,496,466
Automatic conversion of shares        135,283      1,581,919
                                 ------------   ------------
Total issued                        5,391,154     61,078,385
Shares redeemed                    (6,658,036)   (76,163,501)
                                 ------------   ------------
Net decrease                       (1,266,882)  $(15,085,116)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         7,252,530   $ 81,328,489
Automatic conversion of shares        376,941      4,102,038
Shares issued to shareholders in
reinvestment of distributions         319,791      5,266,950
                                 ------------   ------------
Total issued                        7,949,262     90,697,477
Shares redeemed                    (9,641,073)  (105,750,839)
                                 ------------   ------------
Net decrease                       (1,691,811)  $(15,053,362)
                                 ============   ============

5. Capital Loss Carryforward:
At November 30, 1996, the Fund had a net capital loss carryforward of approximately $261,094,000, of which $145,157,000 expires in 2003 and $115,937,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On December 1, 1996, the Board of Directors declared an ordinary income dividend in the amount of $.435475 per share for Class A, $.297372 per share for Class B, $.315761 per share for Class C and $.401284 per share for Class D payable on December 30, 1996 to shareholders of record as of December 19, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1996, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1996, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
January 6, 1997
</AUDIT-REPORT>



EQUITY PORTFOLIO CHANGES (unaudited)


For the Quarter Ended November 30, 1996


Additions

Centrais Eletricas de Santa
  Catarina S.A. (CELESC) (ADR)
Companhia Fabricadora de Pecas  S.A.
  (COFAP) (Preferred)
Globex Utilidades S.A. (Preferred)
Grupo Financiero Inbursa,
  S.A. de C.V. 'B'
Grupo Financiero Inbursa,
  S.A. de C.V. 'B' (ADR)
Multicanal Participacoes S.A.



Deletions

Banco Wiese Limitado S.A.
Bardella Industrial S.A. (Preferred)
Cementos Norte Pacasmayo S.A.
Corporacion Ceramica Carabobo S.A. 'A'
Corporacion Ceramica Carabobo S.A. 'B'
Corporacion Geo, S.A. de C.V. 'B'(ADR)
Grupo Posadas, S.A. de C.V. (ADR)
Grupo Profesional Planeacion y
  Proyectos, S.A. de C.V. (PYP) (Class B)
Invercorporacion, S.A. de C.V. 'A1'
Invercorporacion, S.A. de C.V. (ADR)
Lojas Americanas S.A. (Preferred)
Sigma Alimentos, S.A. de C.V.
Telecomunicacoes de Sao Paulo
  S.A.--TELESP (Preferred)

PORTFOLIO INFORMATION (unaudited)


As of November 30, 1996

                                                 Percent of
Ten Largest Equity Holdings                      Net Assets

Telecomunicacoes Brasileiras S.A.--
  Telebras (ADR)*                                    6.3%
Companhia Cervejaria Brahma S.A. PN (Preferred)      5.2
Kimberly-Clark de Mexico, S.A. de C.V. 'A'           4.9
Grupo Carso, S.A. de C.V. 'A1'*                      4.6
Panamerican Beverages Inc. (Class A)                 4.3
Apasco, S.A. de C.V. 'A'                             3.6
Compania Naviera Perez Companc S.A.C.F.I.M.F.A.      3.4
Companhia Vale do Rio Doce S.A. (Preferred)          3.3
Companhia de Tecidos Norte de Minas S.A. (Preferred) 2.9
Telefonica del Peru S.A.*                            2.8



                                                 Percent of
Ten Largest Industries                           Net Assets

Telecommunications                                  14.9%
Utilities                                           10.5
Metals & Steel                                       9.4
Beverages & Tobacco                                  8.4
Multi-Industry                                       8.4
Banking                                              8.2
Building Materials                                   6.0
Merchandising                                        5.0
Health & Personal Care                               4.9
Beverages                                            4.3

[FN]
*Includes combined holdings.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863